SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2006

CAPITAL ONE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13300	54-1719854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1680 Capital One Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 12, 2006, Capital One Financial Corporation (“Capital One”) and North Fork Bancorporation, Inc. (“North Fork”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), which sets forth the terms and conditions pursuant to which North Fork will merge into Capital One (the “Merger”), with Capital One as the surviving corporation. The parties have also entered into reciprocal stock option agreements, pursuant to which each party has granted to the other party the option, under certain circumstances, to purchase up to 19.9% of such party’s outstanding common shares. In connection with the Merger, Capital One and North Fork mailed to their respective stockholders a definitive joint proxy statement/prospectus on or about July 14, 2006 (the “Proxy Statement/Prospectus”).

As described in the Proxy Statement/Prospectus, on March 15, 2006, a putative class action complaint was filed on behalf of the public stockholders of North Fork against North Fork and each of its directors in the Supreme Court of New York, New York County, entitled Lasker v. Kanas et al. (Index No. 06-103557). On March 16, 2006, a putative class action complaint was filed on behalf of the public stockholders of North Fork against North Fork and each of its directors in the Supreme Court of New York, Nassau County, entitled Showers v. Kanas et al. (Index No. 06-004624). Two further putative class actions on behalf of the public stockholders of North Fork were subsequently filed, one in the Supreme Court of New York, Nassau County, on March 21, 2006 (entitled New Jersey Building Laborers Pension & Annuity Funds v. Kanas et al., Index No. 06-004786), and another in the Supreme Court of New York, New York County, on April 12, 2006 (entitled Gold v. Kanas, et al., Index No. 06-105091). By an order of the Court dated May 22, 2006, the Showers action and the New Jersey Building action were consolidated in the Supreme Court, Nassau County, under the Index No. 06-004624 (the “Nassau Action”). By an order of the Court dated May 31, 2006, the Lasker action and the Gold action were consolidated in the Supreme Court, New York County, under the Index No. 06-103557 (the “New York Action”). The plaintiffs in the Nassau Action subsequently agreed to voluntarily dismiss the Nassau Action with prejudice and to join the New York Action.

On August 7, 2006, following settlement discussions between North Fork and the representatives of the putative plaintiff class of North Fork stockholders in the New York Action, the putative class representatives, the defendants (including North Fork) and Capital One entered into a memorandum of understanding (the “MOU”) with regard to the settlement of the New York Action. The MOU states that the parties will enter into a settlement agreement providing for, among other things, (i) Capital One to irrevocably waive any right to receive any portion of the Total Profit (defined in the stock option agreement as the maximum amount of profit that Capital One may recognize in connection with the exercise of its option to acquire North Fork shares) to which it may become entitled to the extent such Total Profit exceeds $630 million (notwithstanding the fact that the stock option agreement currently provides for a Total Profit of up to $730 million); (ii) North Fork to issue a press release disclosing the settlement and to include certain disclosures in a Current Report on Form 8-K (and thereby incorporate such disclosures by reference into the Proxy Statement/Prospectus); (iii) North Fork to establish a

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settlement fund within 10 days after execution of the MOU in an aggregate amount of $20 million, out of which plaintiffs’ attorneys fees, in an amount approved by the court, will be paid, with the remaining balance of the settlement fund to be allocated among members of a class, to be certified by the court, of holders of North Fork common stock as of the Effective Time (as defined in the Merger Agreement) on a pro rata basis in accordance with ownership of North Fork common stock by members of that class at the Effective Time; provided, that the pro rata share of any member of the class who has properly exercised dissenter’s rights or opted out of the settlement fund will not be considered for purposes of calculating the total number of shares held by members of the class as of the Effective Time; (iv) an agreement to stipulate for certification of a non-opt-out class (subject to certain exceptions) of North Fork stockholders and to a dismissal with prejudice and a complete settlement and release of all claims of the plaintiffs and the proposed class against the defendants (including North Fork), Capital One and their respective related parties and representatives which have been or could have been asserted by plaintiffs and the proposed class against the defendants (including North Fork), Capital One, and their respective related parties and representatives relating to the Merger and the related transactions (including any claims that could have been asserted under state or federal law in any other court, including federal court); and (v) a complete release of claims that the defendants may have against the plaintiffs arising out of, relating to or in connection with the New York Action. The MOU provides that plaintiffs’ counsel will apply to the court for an award of attorneys fees and costs in an amount equal to no more than 30% of the settlement fund and defendants agree not to oppose the application. Under the MOU, plaintiffs’ attorneys fees and costs will be paid solely out of and not in addition to the settlement fund. The settlement contemplated by the MOU is subject to the execution by the parties of a definitive settlement agreement, the approval of that agreement by the Court and the consummation of the Merger.

Additional Information About the Capital One – North Fork Transaction

In connection with the proposed Merger, Capital One filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that included a joint proxy statement of Capital One and North Fork that also constitutes a prospectus of Capital One. Capital One and North Fork mailed the Proxy Statement/Prospectus to their respective stockholders on or about July 14, 2006. Investors and security holders are urged to read the Proxy Statement/Prospectus (including all filings subsequent to the date of mailing that are incorporated by reference therein as provided in the Proxy Statement/Prospectus) regarding the proposed merger because it contains important information. You may obtain a free copy of the Proxy Statement/Prospectus and other related documents filed by Capital One and North Fork with the SEC at the SEC’s website at www.sec.gov. The Proxy Statement/Prospectus and the other documents may also be obtained for free by accessing Capital One’s website at www.capitalone.com under the heading “Investors” and then under the heading “SEC & Regulatory Filings” or by accessing North Fork’s website at www.northforkbank.com under the tab “Investor Relations” and then under the heading “SEC Filings”.

Participants in the Capital One – North Fork Transaction

Capital One, North Fork and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed

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merger is set forth in the Proxy Statement/Prospectus that was filed with the SEC. You can find information about Capital One’s executive officers and directors in Capital One’s definitive proxy statement filed with the SEC on March 23, 2006. You can find information about North Fork’s executive officers and directors in the Proxy Statement/Prospectus. You can obtain free copies of these documents from Capital One or North Fork using the contact information above.

Forward-Looking Statements

Information set forth in this report contains forward-looking statements, which involve a number of risks and uncertainties. Capital One and North Fork caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Capital One and North Fork, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Capital One or North Fork stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in Capital One’s and North Fork’s filings with the SEC, which are available at the SEC’s web site http://www.sec.gov. Capital One and North Fork disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: August 8, 2006	/s/ John G. Finneran Jr.
	Name:	John G. Finneran Jr.
	Title:	General Counsel and Corporate Secretary

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